Exhibit 10.5
FOURTH AMENDMENT TO MASTER LEASE
THIS FOURTH AMENDMENT TO MASTER LEASE (this “Fourth Amendment”) is made as of July 23, 2024 (the “Fourth Amendment Effective Date”) by and between GLP Capital, L.P., a Pennsylvania limited partnership (together with its permitted successors and assigns, “GLP”), PA Meadows LLC, a Delaware limited liability company (together with its permitted successors and assigns, “PA Meadows”), CCR Pennsylvania Racing, Inc., a Pennsylvania corporation (together with its permitted successors and assigns, “CCR”, and together with GLP and PA Meadows, jointly and severally, “Landlord”), Penn Tenant, LLC, a Pennsylvania limited liability company (together with its permitted successors and assigns, “Penn Tenant”), Penn Cecil Maryland, LLC, a Maryland limited liability company (together with its permitted successors and assigns, “Perryville Tenant”), and PNK Development 33, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Meadows Tenant”, and together, jointly and severally, with Penn Tenant and Perryville Tenant, “Tenant”).
RECITALS
A.WHEREAS, Landlord and Tenant, entered into that certain Master Lease entered into as of February 21, 2023, but effective as of January 1, 2023 (“Original Master Lease”), as amended by that certain First Amendment to Master Lease dated June 6, 2023, by that certain Second Amendment to Master Lease dated September 14, 2023, and by that certain Third Amendment to Master Lease dated December 19, 2023 (as amended, the “Master Lease”), under which Landlord leases to Tenant the Leased Property.
B.WHEREAS, Landlord and Penn Tenant entered into that certain Master Development Agreement dated February 21, 2023, as amended by a First Amendment to Development Agreement dated June 6, 2023 (as amended, the “Development Agreement”), and pursuant to which Landlord has acquired that portion of the New Aurora Land commonly referred to therein as the “City of Aurora Parcels” and as more particularly described on Exhibit A attached hereto (the “City of Aurora Parcels”).
C.WHEREAS, pursuant to Section 7.3(a) of the Master Lease, Landlord and Tenant wish to amend the Master Lease to include the City of Aurora Parcels, together with any New Aurora Improvements (as defined in the Development Agreement) existing or constructed on such City of Aurora Parcels, as part of the Leased Property.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and mutual covenants contained herein, Landlord and Tenant hereby agree as follows:
1.Recitals; Capitalized Terms. All of the foregoing recitals are true and correct. Unless otherwise defined herein, all capitalized terms used in this Fourth Amendment shall have the meanings ascribed to them in the Master Lease or the Development Agreement, and all references herein or in the Master Lease to the “Master Lease”, “Lease”, “this Master Lease” or “this Lease” or “herein” or “hereunder” or similar terms or to any section thereof shall mean the Master Lease, or such section thereof, as amended by this Fourth Amendment.

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2.City of Aurora Parcels. Landlord does hereby lease to Tenant, and Tenant does lease from Landlord the City of Aurora Parcels, which shall be upon the terms and conditions set forth in the Master Lease. From and after the Effective Date, the real property parcels described on Exhibit A attached hereto shall be added and included as part of the Leased Property. Exhibit B of the Original Lease, as amended by the Third Amendment is hereby deleted in its entirety and replaced with Exhibit B attached hereto.
3.Ownership of New Aurora Land Improvements. In accordance with Section 5.1(a) of the Development Agreement and Section 7.3(a) of the Master Lease, as amended by this Fourth Amendment, Landlord and Tenant hereby acknowledge and agree that any and all existing Current Improvements and any and all New Aurora Improvements (as defined in the Development Agreement) now located, or to be constructed, on the City of Aurora Parcels are hereby owned in fee by Landlord and are hereby deemed part of the Leased Property and the Facilities under the Master Lease.
4.Broker Indemnity. Tenant represents and warrants that Tenant has not dealt with, a broker in connection with this Fourth Amendment and that, insofar as Tenant knows, no other broker(s) negotiated this Fourth Amendment or is entitled to any commission in connection herewith. Tenant covenants and agrees to defend, with counsel approved by Landlord, indemnify and save Landlord harmless from and against any and all cost, expense or liability for any compensation, commission or charges claimed by any broker, agent or finder who dealt with Tenant.
5.Ratification. Except as expressly modified by this Fourth Amendment, the Master Lease shall remain in full force and effect, and as further modified by this Fourth Amendment, is expressly ratified and confirmed by the parties hereto. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the provisions of the Master Lease regarding assignment and subletting.
6.Governing Law; Interpretation and Partial Invalidity. This Fourth Amendment shall be governed and construed in accordance with the laws of the State of New York. If any term of this Fourth Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Fourth Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Fourth Amendment shall be valid and enforceable to the fullest extent permitted by law. The titles for the paragraphs are for convenience only and are not to be considered in construing this Fourth Amendment. This Fourth Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter. No delay or omission on the part of either party to this Fourth Amendment in requiring performance by the other party or exercising any right hereunder shall operate as a waiver of any provision hereof or any rights hereunder, and no waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall be construed as a bar to or waiver of such performance or right on any future occasion.
7.Counterparts and Authority. This Fourth Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute

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one and the same document. Landlord and Tenant each warrant to the other that the person or persons executing this Fourth Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Fourth Amendment.
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IN WITNESS WHEREOF, this Fourth Amendment to Master Lease has been executed by Landlord and Tenant as of the date first written above.
LANDLORD:
GLP CAPITAL, L.P.
By: Gaming and Leisure Properties, Inc., its general partner

By:	/s/ Brandon J. Moore
Name:	Brandon J. Moore
Title:	Chief Operating Officer, General Counsel and Secretary

PA MEADOWS, LLC
A Delaware limited liability company

By:	/s/ Brandon J. Moore
Name:	Brandon J. Moore
Title:	Vice President & Secretary

CCR PENNSYLVANIA RACING, LLC
a Pennsylvania limited liability company

By:	/s/ Brandon J. Moore
Name:	Brandon J. Moore
Title:	Vice President & Secretary

TENANT:
PENN TENANT, LLC

By:    PENN Entertainment, Inc., its sole member

By:	/s/ Chris Rogers
Name:	Chris Rogers
Title:	Secretary

PERRYVILLE TENANT
PENN CECIL MARYLAND, LLC

By:    PENN Entertainment, Inc., its sole member

By:	/s/ Chris Rogers
Name:	Chris Rogers
Title:	Secretary

MEADOWS TENANT
PNK DEVELOPMENT 33, LLC

By:	/s/ Chris Rogers
Name:	Chris Rogers
Title:	Secretary

Fourth Amendment to Master Lease - Signature Page

REAFFIRMATION OF GUARANTY

The undersigned is the Guarantor under that certain Guaranty dated as of February 21, 2023, and given by the undersigned in favor of Landlord ("Guaranty"). Guarantor is giving this affinnation in consideration of Landlord's execution of the foregoing Fourth Amendment to Master Lease (the "Fourth Amendment"), and acknowledges and agrees that the execution and delivery of the Fourth Amendment by the parties thereto shall not modify, limit, waive or otherwise impair the obligations of the undersigned pursuant to the Guaranty. The undersigned specifically reaffirms and agrees that the Guaranty remains in full force and effect in accordance with its terms with respect to the Master Lease, as amended by the First Amendment to Master Lease dated June 6, 2023, the Second Amendment to Master Lease dated September 14, 2023, the Third Amendment to Master Lease dated December 19, 2023, and the foregoing Fourth Amendment which includes, without limitation, all of Tenant's payment and performance obligations under the foregoing Fourth Amendment.

GUARANTOR:

PENN ENTERTAINMENT, INC.,
a Pennsylvania Corporation

By:	/s/ Chris Rogers
Name:	Chris Rogers
Title:	Secretary

Fourth Amendment to Master Lease - Signature Page